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                                                                   Exhibit 10.26

                      SMITH BARNEY FUTURES MANAGEMENT INC.
         390 GREENWICH STREET, 1ST FLOOR, NEW YORK, NEW YORK 10013-2396

February 16, 1995



Gill Capital Management
Leconfield House
7th Floor - Curzon St.
London, England W1Y7F13
Attention: Mr. Edwin Gill

    Re:  Management Agreement Renewal
         Select Advisors Futures Fund



Dear Mr. Gill:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). In order to simplify and consolidate our record-keeping relating to that pool and the other commodity pools managed by us, we would like to modify the terms of the Management Agreement so that the renewal date for the term of the Management Agreement in section 5 thereof will be June 30, 1995 and annually thereafter. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.

If you have any questions, please call me at (212) 723-5416. I thank you in advance for your attention to this matter.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By: /s/ Daniel A. Dantuono
    ------------------------------
    Daniel A. Dantuono
    Chief Financial Officer, Director
    and Treasurer


AGREED AND ACCEPTED:

GILL CAPITAL MANAGEMENT



By:
    ------------------------------



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                      SMITH BARNEY FUTURES MANAGEMENT INC.
         390 GREENWICH STREET, 1ST FLOOR, NEW YORK, NEW YORK 10013-2396

February 16, 1995



John W. Henry & Co.
One Glendinning Place
Westport, CT 06880
Attn:  Ms. Lori Sheets

     Re:  Management Agreement Renewal
          Select Advisors Futures Fund



Dear Ms. Sheets

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). In order to simplify and consolidate our record-keeping relating to that pool and the other commodity pools managed by us, we would like to modify the terms of the Management Agreement so that the renewal date for the term of the Management Agreement in section 5 thereof will be June 30, 1995 and annually thereafter. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.

If you have any questions, please call me at (212) 723-5416. I thank you in advance for your attention to this matter.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By: /s/ Daniel A. Dantuono
    ------------------------------
    Daniel A. Dantuono
    Chief Financial Officer, Director
    and Treasurer


AGREED AND ACCEPTED:

JOHN W. HENRY & CO.



By:
    ------------------------------



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                      SMITH BARNEY FUTURES MANAGEMENT INC.
         390 GREENWICH STREET, 1ST FLOOR, NEW YORK, NEW YORK 10013-2396

February 16, 1995



Sunrise Commodities
990 Highland Drive
Suite 303
Solana Beach, Ca 92075
Attn:  Ms. Gaya Hammond

     Re: Management Agreement Renewal
         Select Advisors Futures Fund



Dear Ms. Hammond:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). In order to simplify and consolidate our record-keeping relating to that pool and the other commodity pools managed by us, we would like to modify the terms of the Management Agreement so that the renewal date for the term of the Management Agreement in section 5 thereof will be June 30, 1995 and annually thereafter. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.

If you have any questions, please call me at (212) 723-5416. I thank you in advance for your attention to this matter.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By: /s/ Daniel A. Dantuono
    ------------------------------
    Daniel A. Dantuono
    Chief Financial Officer, Director
    and Treasurer


AGREED AND ACCEPTED:

SUNRISE COMMODITY



By:
    ------------------------------



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